SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events
SUBSEQUENT EVENTS

NOTE 21: SUBSEQUENT EVENTS

a.	On February 19, 2026, the Company entered into a strategic equity financing agreement with BrainStim Health Inc. ('BrainStim'), a Canadian-based mental health provider. Under the terms of the agreement, the Company invested an initial amount of $1.0 million in exchange for a minority position in the form of a preferred, annually compounding security. The agreement also provides for potential additional investments of up to $1.5 million via two milestone-based investments, as well as a redemption mechanism relating to the shares.

b.	On February 17, 2026, the Company announced that its Board of Directors approved a change in the ratio of its American Depositary Shares (ADSs) to its ordinary shares from the current ratio of two ordinary shares per one ADS to a new ratio of one ordinary share per one ADS. The change became effective on March 3, 2026. There was no change to the Company’s ordinary shares.

c.	On March 23, 2026, following the FDA-related milestone defined in the investment agreement, the Company invested an additional $6 million in Neurolief, convertible into Series S-2 Preferred Shares at a pre-money valuation of $45 million.

d.	On March 19, 2026, following the achievement of a predefined revenue performance milestone under the strategic equity financing agreement, the Company invested an additional $1.0 million in Axis Management Company, Inc. ("Axis"), in the form of preferred, annually compounding securities.